SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 14, 1998


                                IMPAC GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    333-48821                    23-2923682
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
       of Incorporation)                                    Identification No.)



                             1950 NORTH RUBY STREET
                          MELROSE PARK, ILLINOIS 60160
                     Address of principal executive offices


       Registrant's telephone number, including area code: (708) 344-9100



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         This Current  Report on Form 8-K/A amends and  supplements  the Current
Report on Form 8-K filed by IMPAC Group, Inc. (the "Company") on October 27, 1998 (the "Initial Form 8-K") to incorporate by reference financial statements and pro forma financial information pursuant to Item 7 of Form 8-K.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On September 11, 1998, IMPAC Group, Inc. (the "Company") consummated the acquisition of a majority of the outstanding capital stock (the "Tinsley Acquisition") of Tinsley Robor plc, a United Kingdom public limited company("Tinsley"). Additional information regarding the Tinsley Acquisition, including historical financial statements for Tinsley and pro forma financial statements giving effect to the Tinsley Acquisition, is incorporated herein by reference to the Company's Registration Statement on Form S-4 (file no. 333-48821) under the Securities Act of 1933.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

         Historical financial statements for Tinsley are incorporated herein by reference to the information included under the heading "Consolidated Financial Statements" in the Prospectus included in the Company's Registration Statement on Form S-4 (file no. 333-48821) filed under the Securities Act of 1933.

         (b)      Pro Forma Financial Statements.

         Pro forma financial statements giving effect to the Tinsley Acquisition are incorporated herein by reference to the information included under the heading "Unaudited Pro Forma Combined Financial Data" in the Prospectus included in the Company's Registration Statement on Form S-4 (file no. 333-48821) filed under the Securities Act of 1933.

         (c) Exhibits. The following is filed as an exhibit to this Current Report.

         Exhibit 99.5 The information included under the headings "Unaudited Pro Forma Combined Financial Data" and "Consolidated Financial Statements" in the Prospectus included in the Company's Registration Statement on Form S-4 (file no. 333-48821) filed under the Securities Act of 1933 (incorporated by reference).





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     IMPAC GROUP, INC.


Dated:  December 14, 1998                   By:  /s/  David C. Underwood
                                                 -------------------------
                                                 David C. Underwood
                                                 Chief Financial Officer